FIRST QUARTER 2011

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company.  Any offers to sell or solicitations of the Company shall be made by means of a prospectus.  The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”).  In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein.  Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings.  Any investors’ receipt of, or access to, the information contained herein is subject to this qualification.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

INDEX

PAGE(S)
I. COMPANY BACKGROUND
• About the Company / Other Corporate Data	5
• Board of Directors / Executive Officers	6
• Equity Research Coverage /Company Contact Information	7

II. FINANCIAL HIGHLIGHTS
• Quarterly Summary / Financing Transaction / Dividends	9
• Leasing	9 – 10
• Information About FFO	11
• Key Financial Data	12
• Same-Store Results and Analysis	13
• Unconsolidated Joint Ventures Summary	14 – 16
• Select Financial Ratios	17
• Debt Analysis:
• Debt Breakdown / Future Repayments	18
• Debt Maturities	19
• Debt Detail	20

III. FINANCIAL INFORMATION
• Consolidated Statements of Operations	22
• Consolidated Balance Sheets	23
• Consolidated Statement of Changes in Equity	24
• Statements of Funds from Operations	25
• Statements of Funds from Operations Per Diluted Share	26
• Reconciliation of Basic-to-Diluted Shares/Units	27

IV. VALUE CREATION PIPELINE
• Operating Property Acquisitions	29
• Properties Commencing Initial Operations / Rental Property Sales/Dispositions	30
• Summary of Construction Projects	31
• Summary of Land Parcels	32

V. PORTFOLIO/ LEASING STATISTICS
• Leasing Statistics	34 – 36
• Market Diversification (MSAs)	37
• Industry Diversification (Top 30 Tenant Industries)	38
• Consolidated Portfolio Analyses:
Breakdown by:
(a) Number of Properties	39
(b) Square Footage	40
(c) Base Rental Revenue	41
(d) Percentage Leased	42
• Consolidated Property Listing (by Property Type)	43 – 52
• Significant Tenants (Top 50 Tenants)	53 – 54
• Schedules of Lease Expirations (by Property Type)	55 – 59

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

The Company considers portions of this information to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act.  Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items.  Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate.  Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved.  Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

      Among the factors about which the Company has made assumptions are:

•
Risks and uncertainties affecting the general economic climate and conditions, including the impact of the general economic recession as it impacts the national and local economies, which in turn may have a negative effect on the fundamentals of the Company’s business and the financial condition of the Company’s tenants;

•
the value of the Company’s real estate assets, which may limit the Company’s ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by the Company’s properties or on an unsecured basis;

•	the extent of any tenant bankruptcies or of any early lease terminations;

•	the Company’s ability to lease or re-lease space at current or anticipated rents;

•	changes in the supply of and demand for office, office/flex and industrial/warehouse properties;

•	changes in interest rate levels and volatility in the securities markets;

•	changes in operating costs;

•	the Company’s ability to obtain adequate insurance, including coverage for terrorist acts;

•
the availability of financing on attractive terms or at all, which may adversely impact the Company’s ability to pursue acquisition and development opportunities and refinancing existing debt and the Company’s future interest expense;

•	changes in governmental regulation, tax rates and similar matters; and

•
other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.

For further information on factors which could impact us and the statements contained herein, you are advised to consider the “Risk Factors” contained in the Company’s Annual Report on Form 10-K, as may be supplemented or amended in the Company’s Quarterly Reports on Form 10-Q, which are incorporated herein by reference.  The Company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

I.  COMPANY BACKGROUND

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

I.  COMPANY BACKGROUND

About the Company

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $5.3 billion at March 31, 2011.  Mack-Cali has been involved in all aspects of commercial real estate development, management and ownership for over 50 years and has been a publicly-traded REIT since 1994.  Mack-Cali owns or has interests in 277 properties, primarily class A office and office/flex buildings, totaling approximately 32.2 million square feet, serving as home to over 2,000 tenants.  The properties are located primarily in suburban markets of the Northeast, many with adjacent, Company-controlled developable land sites able to accommodate up to 12.5 million square feet of additional commercial space.

History

Established over 50 years ago, in 1994 the New Jersey-based firm, Cali Realty, became a publicly-traded company listed on the New York Stock Exchange under the ticker symbol CLI.  Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

Mack-Cali’s strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary
(as of March 31, 2011)

Corporate Headquarters	Edison, New Jersey
Fiscal Year-End	12/31
Total Properties	277
Total Square Feet	32.2 million square feet
Geographic Diversity	Five states and the District of Columbia
New Jersey Presence	22.8 million square feet
Northeast Presence	32.2 million square feet
Common Shares and
Units Outstanding	99.8 million
Dividend-- Quarter/Annualized	$0.45/$1.80
Dividend Yield	5.3%
Total Market Capitalization	$5.3 billion
Senior Debt Rating	BBB (S&P and Fitch);
Baa2 (Moody’s)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Board of Directors

William L. Mack, Chairman of the Board
Alan S. Bernikow	Alan G. Philibosian
John R. Cali	Irvin D. Reid
Kenneth M. Duberstein	Vincent Tese
Nathan Gantcher	Robert F. Weinberg
Mitchell E. Hersh	Roy J. Zuckerberg
David S. Mack

Executive Officers

Mitchell E. Hersh, President and Chief Executive Officer

Barry Lefkowitz, Executive Vice President and Chief Financial Officer

Roger W. Thomas, Executive Vice President, General Counsel and Secretary

Michael A. Grossman, Executive Vice President

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Equity Research Coverage

Bank of America Merrill Lynch James C. Feldman (646) 855-5808	ISI Group Steve Sakwa (212) 446-9462
Barclays Capital Ross Smotrich (212) 526-2306	J.P. Morgan Anthony Paolone (212) 622-6682
Citigroup Michael Bilerman (212) 816-1383	Keefe, Bruyette & Woods, Inc. Sheila K. McGrath (212) 887-7793
Cowen and Company James Sullivan (646) 562-1380	KeyBanc Capital Markets Jordan Sadler (917) 368-2280
Deutsche Bank North America John N. Perry (212) 250-4912	Stifel, Nicolaus & Company, Inc. John W. Guinee, III (443) 224-1307
Goldman Sachs & Co. Sloan Bohlen (212) 902-2796	UBS Investment Research Ross T. Nussbaum (212) 713-2484
Green Street Advisors Michael Knott (949) 640-8780

Company Contact Information

Mack-Cali Realty Corporation
Investor Relations Department
343 Thornall Street
Edison, New Jersey 08837-2206
Phone: (732) 590-1000	Web: www.mack-cali.com
Fax: (732) 205-8237	E-mail: investorrelations@mack-cali.com

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

II.  FINANCIAL HIGHLIGHTS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

II.  FINANCIAL HIGHLIGHTS

Quarterly Summary

The following is a summary of the Company’s recent activity:

Funds from operations (FFO) available to common shareholders for the quarter ended March 31, 2011 amounted to $67.3 million, or $0.70 per share.

Net income available to common shareholders for the first quarter 2011 equaled $15.7 million, or $0.19 per share.  Total revenues for the first quarter 2011 were $186.3 million.

All per share amounts presented above are on a diluted basis.

The Company had 86,933,001 shares of common stock, 10,000 shares of 8 percent Series C cumulative redeemable perpetual preferred stock ($25,000 liquidation value per share), and 12,878,404 common operating partnership units outstanding as of March 31, 2011.  The Company had a total of 99,811,405 common shares/common units outstanding at March 31, 2011.

As of March 31, 2011, the Company had total indebtedness of approximately $1.9 billion, with a weighted average annual interest rate of 6.55 percent.

The Company had a debt-to-undepreciated assets ratio of 33.4 percent at March 31, 2011. The Company had an interest coverage ratio of 3.2 times for the quarter ended March 31, 2011.

Financing Transaction

On February 18, 2011, the Company completed a public offering of 7,187,500 shares of common stock and used the net proceeds, which totaled approximately $227.4 million (after offering costs) primarily to repay borrowings under its unsecured revolving credit facility.

Dividends

In March, the Company’s Board of Directors declared a cash dividend of $0.45 per common share (indicating an annual rate of $1.80 per common share) for the first quarter 2011, which was paid on April 15, 2011 to shareholders of record as of April 5, 2011.

The Board also declared a cash dividend on the Company’s 8 percent Series C cumulative redeemable perpetual preferred stock ($25 liquidation value per depositary share, each representing 1/100th of a share of preferred stock) equal to $0.50 per depositary share for the period January 15, 2011 through April 14, 2011.  The dividend was paid on April 15, 2011 to shareholders of record as of April 5, 2011.

Leasing

Mack-Cali’s consolidated in-service portfolio was 88.2 percent leased at March 31, 2011, as compared to 89.1 percent leased at December 31, 2010.

For the quarter ended March 31, 2011, the Company executed 148 leases at its consolidated in-service portfolio totaling 1,128,595 square feet, consisting of 882,130 square feet of office space and 246,465 square feet of office/flex space.  Of these totals, 247,784 square feet were for new leases and 880,811 square feet were for lease renewals and other tenant retention transactions.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Highlights of the quarter’s leasing transactions include:

NORTHERN NEW JERSEY:
-
The Bank of Tokyo-Mitsubishi UFJ, Ltd., a subsidiary of Mitsubishi UFJ Financial Group, signed a renewal for 137,076 square feet at Harborside Financial Center Plaza 3 in Jersey City.  The 725,600 square-foot office building is 95.6 percent leased.

-
Jefferies & Company Inc., an investment bank and operating subsidiary of Jefferies Group, Inc., signed a new lease for 62,763 square feet at 101 Hudson Street in Jersey City.  Jefferies also extended the term of 55,560 square feet at Harborside Financial Center Plaza 3.  101 Hudson Street is a 1,246,283 square-foot office building that is 87.2 percent leased.

-
Movado Group Inc., one of the world’s premier watchmakers, signed a renewal for 90,050 square feet at Mack-Cali Centre II, located at 650 From Road in Paramus.  The 348,510 square-foot office building is 80.5 percent leased.

-	Fiserv Solutions Inc., an information technology provider, signed a renewal for the entire 75,000 square-foot office building at 250 Johnson Road in Morris Plains.

-
Leo Pharma Inc., a global pharmaceutical company, signed transactions totaling 29,134 square feet including a renewal for 12,654 square feet and an expansion for 16,480 square feet at One Sylvan Way in Parsippany.  The 150,557 square-foot office building, located in Mack-Cali Business Campus, is 85.1 percent leased.

-
Universal Hospital Services, Inc., a medical equipment management solutions provider, signed a renewal for 21,245 square feet at 1 Center Court in Totowa.  The 38,961 square-foot office/flex building, located in Mack-Cali Commercenter, is 100 percent leased.

CENTRAL NEW JERSEY:
-
Lomurro, Davison, Eastman & Munoz, P.A., a law firm, signed a renewal for 26,827 square feet at 100 Willowbrook Road in Freehold.  The 60,557 square-foot office building, located in Monmouth Executive Center, is 64.2 percent leased.

-	The Travelers Indemnity Co., an insurance company, signed a renewal for 24,450 square feet at 343 Thornall Street in Edison. The 195,709 square-foot office building is 94.8 percent leased.

WESTCHESTER COUNTY, NEW YORK:
-
Quintiles, Inc., a pharmaceutical services organization, signed a renewal for 18,620 square feet at 8 Skyline Drive in Hawthorne.  The 50,000 square-foot office/flex building, located in Mid-Westchester Executive Park, is 98.7 percent leased.

MANHATTAN, NEW YORK:
-
Wilson, Elser, Moskowitz, Edelman & Dicker, LLP, a law firm, signed a new lease for 37,404 square feet at 125 Broad Street in Manhattan.  Mack-Cali’s ownership interests in the building of 524,476 square-feet are 65.8 percent leased.

SUBURBAN PHILADELPHIA:
-
Merchant Services, Inc., a credit card processing company, signed transactions totaling 24,000 square feet at 102 Commerce Drive in Moorestown, New Jersey including a renewal for 19,200 square feet and an expansion of 4,800 square feet.  The 38,400 square-foot office/flex building, located in Moorestown West Corporate Center, is 100 percent leased.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Information About FFO

Funds from operations (“FFO”) is defined as net income (loss) before minority interest of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from extraordinary items and sales of depreciable rental property (which the Company believes includes unrealized losses on properties held for sale), plus real estate-related depreciation and amortization.  The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT.  The Company further believes that by excluding the effect of depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs.  FFO per share should not be considered as an alternative to net income per share as an indication of the Company’s performance or to cash flows as a measure of liquidity.  FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition.  However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”). A reconciliation of net income per share to FFO per share is included in the financial tables on page 26.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Key Financial Data

                                              As of or for the three months ended
	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10
Shares and Units:
Common Shares Outstanding	86,933,001	79,605,474	79,528,151	79,398,646	79,184,996
Common Units Outstanding	12,878,404	13,007,668	13,007,668	13,099,906	13,305,106
Combined Shares and Units	99,811,405	92,613,142	92,535,819	92,498,552	92,490,102
Preferred Shares Outstanding	10,000	10,000	10,000	10,000	10,000
Weighted Average- Basic (a)	95,900,835	92,419,224	92,376,730	92,357,447	92,338,550
Weighted Average- Diluted (b)	96,015,190	92,509,905	92,464,312	92,489,035	92,449,992
Common Share Price ($’s):
At the end of the period	33.90	33.06	32.71	29.73	35.25
High during period	35.44	34.88	33.81	38.74	36.31
Low during period	31.99	29.85	27.77	29.22	30.33

Market Capitalization:
($’s in thousands, except ratios)
Market Value of Equity (c)	3,410,943	3,089,236	3,054,727	2,778,030	3,288,410
Total Debt	1,876,867	2,089,494	2,166,160	2,166,818	2,336,930
Total Market Capitalization	5,287,810	5,178,730	5,220,887	4,944,848	5,625,340
Total Debt/ Total Market Capitalization	35.49%	40.35%	41.49%	43.82%	41.54%

Financials:
($’s in thousands, except ratios and per share amounts)
Total Assets	4,330,590	4,362,466	4,459,172	4,517,670	4,684,305
Gross Book Value of Real Estate Assets	5,210,451	5,216,720	5,194,965	5,178,246	5,176,004
Total Liabilities	2,085,006	2,318,529	2,383,262	2,416,868	2,564,599
Total Equity	2,245,584	2,043,937	2,075,910	2,100,802	2,119,706
Total Revenues	186,330	192,156	197,956	202,785	194,583
Capitalized Interest	550	585	552	432	343
Scheduled Principal Payments	628	667	657	612	507
Interest Coverage Ratio	3.15	2.52	2.74	2.77	2.69
Fixed Charge Coverage Ratio	2.98	2.40	2.61	2.65	2.59
Net Income	18,575	8,232	15,581	22,249	17,377
Net Income Available to Common Shareholders	15,729	6,627	13,039	18,725	14,509
Earnings per Share—diluted	0.19	0.09	0.16	0.24	0.18
FFO per Share—diluted (d)	0.70	0.59	0.69	0.71	0.72
Dividends Declared per Share	0.45	0.45	0.45	0.45	0.45
FFO Payout Ratio—diluted (d)	64.20%	76.17%	64.76%	63.00%	62.52%

Portfolio Size:
Properties	277	277	287	287	288
Total Square Footage	32,210,354	32,210,354	32,912,369	32,912,369	33,062,419
Sq. Ft. Leased at End of Period (e) (f)	88.2%	89.1%	89.0%	88.9%	88.8%

(a)	Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(b)	Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(c)	Includes any outstanding preferred units presented on a converted basis into common units and noncontrolling interests in consolidated joint ventures.
(d)	Funds from Operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(e)	Percentage leased includes leases in effect as of the period end date, some of which have commencement dates in the future and leases that expire at the period end date.
(f)	Reflects square feet leased at the Company’s consolidated in-service portfolio, excluding in-service development properties in lease up (if any).

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Same Store Results and Analysis
(dollars in thousands)

	For the three months ended March 31,			%
	2011	2010	Change	Change

Total Property Revenues	$177,771	$181,019	$(3,248)	(1.8)

Real Estate Taxes	24,907	22,157	2,750	12.4
Utilities	20,040	19,826	214	1.1
Operating Services	31,018	28,437	2,581	9.1
Total Property Expenses:	75,965	70,420	5,545	7.9

GAAP Net Operating Income	101,806	110,599	(8,793)	(8.0)

Less: straight-lining of rents adj.	2,087	2,265	(178)	(7.9)

Net Operating Income	$99,719	$108,334	$(8,615)	(8.0)

Percentage Leased at Period End	88.2%	88.8%

Total Properties:	267

Total Square Footage:	30,796,403

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Unconsolidated Joint Ventures Summary

Breakdown of Unconsolidated Joint Ventures

Joint Venture Name	Property	Number of Buildings	Location	Percent Leased	Square Feet	Company’s Effective Ownership %
Office Properties:
Red Bank Corporate Plaza	Red Bank Corporate Plaza	1	Red Bank, NJ	100.0%	92,878	50.0%
Gramercy Portfolio	Bellemead Portfolio	4	New Jersey	56.5%	466,508	n/a
12 Vreeland Realty L.L.C.	12 Vreeland Road	1	Florham Park, NJ	100.0%	139,750	50.0%
Gale Jefferson L.L.C.	One Jefferson Road	1	Parsippany, NJ	100.0%	100,010	8.33%

Hotel:
Harborside South Pier	Hyatt Regency Jersey City on the Hudson	1	Jersey City, NJ	n/a	350 rooms	50.0%

Land:
Plaza VIII and IX Associates, L.L.C.	Vacant land/parking	n/a	Jersey City, NJ	n/a	n/a	50.0%
Boston-Downtown Crossing	Downtown Crossing	1	Boston, MA	n/a	multi-use	15.0%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Unconsolidated Joint Venture Financial Information

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of March 31, 2011 and December 31, 2010 (dollars in thousands):

	March 31, 2011
	Plaza VIII & IX Associates	Harborside South Pier	Red Bank Corporate Plaza	Gramercy Agreement	Princeton Forrestal Village	Gale Kimball	12 Vreeland	Boston- Downtown Crossing	Gale Jefferson	Combined Total
Assets:
Rental property, net	$ 8,794	$63,641	$23,407	$ 40,119	--	--	$14,464	--	--	$150,425
Other assets	1,050	10,372	6,922	5,994	$ 1,079	$ 49	674	$46,119	$2,512	74,771
Total assets	$ 9,844	$74,013	$30,329	$ 46,113	$ 1,079	$ 49	$15,138	$46,119	$2,512	$225,196
Liabilities and Partners’/ members’ capital (deficit):
Mortgages, loans payable and other obligations	--	$71,905	$20,339	$ 50,978	--	--	$ 2,815	--	--	$146,037
Other liabilities	$ 530	4,635	192	1,088	--	--	--	--	--	6,445
Partners’/members’ capital (deficit)	9,314	(2,527)	9,798	(5,953)	$ 1,079	$ 49	12,323	$46,119	$ 2,512	72,714
Total liabilities and partners’/ members’ capital (deficit)	$ 9,844	$74,013	$30,329	$ 46,113	$ 1,079	$ 49	$15,138	$46,119	$2,512	$225,196
Company’s investment in unconsolidated joint ventures, net	$ 4,579	--	$ 4,753	--	--	--	$ 9,873	$13,021	$ 1,013	$33,239

	December 31, 2010
	Plaza VIII & IX Associates	Harborside South Pier	Red Bank Corporate Plaza	Gramercy Agreement	Princeton Forrestal Village	Gale Kimball	12 Vreeland	Boston- Downtown Crossing	Gale Jefferson	Combined Total
Assets:
Rental property, net	$ 8,947	$64,964	$23,594	$ 40,786	--	--	$14,081	--	--	$152,372
Other assets	906	11,681	6,422	6,261	$ 1,434	$ 51	734	$46,062	$2,440	75,991
Total assets	$ 9,853	$76,645	$30,016	$ 47,047	$ 1,434	$ 51	$14,815	$46,062	$2,440	$228,363
Liabilities and Partners’/ members’ capital (deficit):
Mortgages, loans payable and other obligations	--	$72,168	$20,424	$ 50,978	--	--	$ 3,161	--	--	$146,731
Other liabilities	$ 529	4,356	89	1,719	$ 337	--	--	--	--	7,030
Partners’/members’ capital (deficit)	9,324	121	9,503	(5,650)	1,097	$ 51	11,654	$46,062	$2,440	74,602
Total liabilities and partners’/ members’ capital (deficit)	$ 9,853	$76,645	$30,016	$ 47,047	$ 1,434	$ 51	$14,815	$46,062	$2,440	$228,363
Company’s investment in unconsolidated joint ventures, net	$ 4,584	$ 1,161	$ 4,598	--	--	--	$ 9,860	$13,022	$ 995	$34,220

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the three months ended March 31, 2011 and 2010 (dollars in thousands):

	Three Months Ended March 31, 2011
	Plaza		Red Bank		Princeton			Boston-
	VIII & IX	Harborside	Corporate	Gramercy	Forrestal	Gale	12	Downtown	Gale	Combined
	Associates	South Pier	Plaza	Agreement	Village	Kimball	Vreeland	Crossing	Jefferson	Total
Total revenues	$ 194	$ 7,635	$ 727	$ 1,809	--	--	$ 396	--	$ 66	$ 10,827
Operating and other	(51)	(5,734)	(127)	(917)	--	--	(18)	$ (374)	--	(7,221)
Depreciation and amortization	(153)	(1,424)	(225)	(793)	--	--	(316)	--	--	(2,911)
Interest expense	--	(1,125)	(80)	(402)	--	--	(36)	--	--	(1,643)

Net income	$ (10)	$ (648)	$ 295	$ (303)	--	--	$ 26	$ (374)	$ 66	$ (948)
Company’s equity in
earnings (loss) of
unconsolidated joint ventures	$ (5)	$ (161)	$ 147	--	--	--	$ 13	$ (112)	$ 17	$ (101)

	Three Months Ended March 31, 2010
	Plaza		Red Bank		Princeton			Boston-
	VIII & IX	Harborside	Corporate	Gramercy	Forrestal	Gale	12	Downtown	Gale	Combined
	Associates	South Pier	Plaza	Agreement	Village	Kimball	Vreeland	Crossing	Jefferson	Total
Total revenues	$ 261	$ 5,107	$ 1,757	$ 11,718	$ 3,311	$ 44	$ 594	--	--	$ 22,792
Operating and other	(49)	(4,453)	(212)	(1,699)	(1,859)	--	(14)	$ (191)	$ (57)	(8,534)
Depreciation and amortization	(153)	(1,110)	(220)	(1,003)	(842)	--	(316)	--	--	(3,644)
Interest expense	--	(1,080)	(83)	(673)	(430)	--	(86)	--	--	(2,352)

Net income	$ 59	$(1,536)	$ 1,242	$ 8,343	$ 180	$ 44	$ 178	$ (191)	$ (57)	$ 8,262
Company’s equity in
earnings (loss) of
unconsolidated joint ventures	$ 30	$ (768)	$ 152	--	$ 28	$ 16	$ 89	$ (57)	$ (12)	$ (522)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Select Financial Ratios

Ratios Computed For Industry	March 31,
Comparisons:	2011	2010
Financial Position Ratios:
Total Debt/ Total Book Capitalization (Book value) (%)	43.34%	49.89%

Total Debt/ Total Market Capitalization (Market value) (%)	35.49%	41.54%

Total Debt/ Total Undepreciated Assets (%)	33.36%	39.91%

Secured Debt/ Total Undepreciated Assets (%)	13.19%	12.88%

	Three Months Ended March 31,
	2011	2010
Operational Ratios:
Interest Coverage (Funds from Operations+Interest Expense)/Interest Expense (x)	3.15	2.69

Debt Service Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Principal Amort.) (x)	3.09	2.66

Fixed Charge Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Capitalized Interest+Pref. Div. +Prin. Amort.+Ground Lease Payments)(x)	2.98	2.59

FFO Payout (Dividends Declared/Funds from Operations) (%)	64.20%	62.52%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Debt Analysis

(as of March 31, 2011)

Debt Breakdown

(dollars in thousands)

	Balance	% of Total	Weighted Average Interest Rate	Weighted Average Maturity in Years
Fixed Rate Unsecured Notes	$1,118,655	59.60%	6.08%	4.20
Fixed Rate Secured Debt	731,212	38.96%	7.45%	6.29
Variable Rate Secured Debt	11,000	0.59%	2.89%	0.75
Variable Rate Unsecured Debt	16,000	0.85%	0.81%	1.23
Totals/Weighted Average:	$1,876,867	100.00%	6.55%	4.97

Future Repayments

(dollars in thousands)

Period	Scheduled Amortization	Principal Maturities	Total	Weighted Average Interest Rate of Future Repayments (a)
April 1 – December 31, 2011	$ 7,143	$11,000	$18,143	4.79%
2012	10,687	226,148	236,835	5.85%
2013	11,320	145,223	156,543	5.39%
2014	10,473	335,257	345,730	6.82%
2015	8,946	150,000	158,946	5.40%
Thereafter	35,820	952,532	988,352	7.15%
Sub-total	84,389	1,820,160	1,904,549
Adjustment for unamortized debt discount/premium and acquisition mark-to-market, net, as of March 31, 2011	(27,682)	--	(27,682)
Totals/Weighted Average:	$ 56,707	$1,820,160	$1,876,867	6.55%

(a)
Actual weighted average LIBOR contract rates relating to the Company’s outstanding debt as of March 31, 2011 of 0.26 percent was used in calculating revolving credit facility and other variable rate debt interest rates.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Debt Maturities

(dollars in thousands)

	April 1- December 31, 2011	2012	2013	2014	2015	2016	2017	2018	2019	2020 and Beyond	TOTALS
Secured Debt:
One Grande Commons	$11,000										$11,000
Prudential Portfolio							$141,151				141,151
2200 Renaissance Boulevard		$15,234									15,234
Soundview Plaza			$14,889								14,889
9200 Edmonston Road			4,229								4,229
6305 Ivy Lane				$5,726							5,726
6301 Ivy Lane				5,320							5,320
35 Waterview				18,185							18,185
6 Becker, 85 Livingston, 75 Livingston, & 20 Waterview				65,035							65,035
4 Sylvan Way				14,575							14,575
10 Independence				16,924							16,924
395 West Passaic				9,492							9,492
4 Becker						$40,322					40,322
5 Becker						14,535					14,535
210 Clay						14,267					14,267
51 Imclone						3,847					3,847
23 Main Street								$26,566			26,566
Harborside Plaza 5								204,970			204,970
100 Walnut Avenue									$17,280		17,280
One River Center									39,586		39,586
581 Main Street										$ 8	8
Total Secured Debt:	$11,000	$15,234	$19,118	$135,257	--	$72,971	$141,151	$231,536	$56,866	$ 8	$683,141

Unsecured Debt:
Unsecured credit facility		$16,000									$16,000
5.250% unsecured notes due 1/12		100,000									100,000
6.150% unsecured notes due 12/12		94,914									94,914
5.820% unsecured notes due 3/13			$26,105								26,105
4.600% unsecured notes due 6/13			100,000								100,000
5.125% unsecured notes due 2/14				$200,000							200,000
5.125% unsecured notes due 1/15					$150,000						150,000
5.80% unsecured notes due 1/16						$200,000					200,000
7.75% unsecured notes due 8/19									$250,000		250,000
Total Unsecured Debt:	--	$210,914	$126,105	$200,000	$150,000	$200,000	--	--	$250,000	--	$1,137,019

Total Debt:	$11,000	$226,148	$145,223	$335,257	$150,000	$272,971	$141,151	$231,536	$306,866	$ 8	$1,820,160

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Debt Detail

(dollars in thousands)

Property Name	Lender	Effective Interest Rate
			March 31,	December 31,	Date of Maturity
			2011	2010
Senior Unsecured Notes: (a)
5.250%, Senior Unsecured Notes	public debt	5.457%	$ 99,842	$ 99,793	01/15/12
6.150%, Senior Unsecured Notes	public debt	6.894%	94,069	93,946	12/15/12
5.820%, Senior Unsecured Notes	public debt	6.448%	25,889	25,861	03/15/13
4.600%, Senior Unsecured Notes	public debt	4.742%	99,937	99,930	06/15/13
5.125%, Senior Unsecured Notes	public debt	5.110%	200,689	200,749	02/15/14
5.125%, Senior Unsecured Notes	public debt	5.297%	149,648	149,625	01/15/15
5.800%, Senior Unsecured Notes	public debt	5.806%	200,370	200,389	01/15/16
7.750%, Senior Unsecured Notes	public debt	8.017%	248,211	248,158	08/15/19
Total Senior Unsecured Notes:			$1,118,655	$1,118,451

Revolving Credit Facilities:
Unsecured Facility (b)	23 Lenders	LIBOR +0.550%	$ 16,000	$228,000	6/22/12
Total Revolving Credit Facilities:			$ 16,000	$228,000

Property Mortgages: (c)
One Grand Commons	Capital One Bank	LIBOR+2.00%	$ 11,000	$ 11,000	12/31/11	(d)
2200 Renaissance Boulevard	Wachovia CMBS	5.888%	16,171	16,171	12/01/12	(e)
Soundview Plaza	Morgan Stanley Mortgage Capital	6.015%	15,953	16,089	01/01/13
9200 Edmonston Road	Principal Commercial Funding, L.L.C.	5.534%	4,604	4,646	05/01/13
6305 Ivy Lane	John Hancock Life Ins. Co.	5.525%	6,419	6,475	01/01/14
395 West Passaic	State Farm Life Ins. Co.	6.004%	11,150	11,270	05/01/14
6301 Ivy Lane	John Hancock Life Ins. Co.	5.520%	6,053	6,103	07/01/14
35 Waterview	Wachovia CMBS	6.348%	19,266	19,341	08/11/14
6 Becker, 85 Livingston, 75 Livingston & 20 Waterview	Wachovia CMBS	10.220%	61,441	61,224	08/11/14
4 Sylvan	Wachovia CMBS	10.190%	14,406	14,395	08/11/14
10 Independence	Wachovia CMBS	12.440%	15,678	15,606	08/11/14
4 Becker	Wachovia CMBS	9.550%	37,309	37,096	05/11/16
5 Becker	Wachovia CMBS	12.830%	11,730	11,599	05/11/16
210 Clay	Wachovia CMBS	13.420%	11,557	11,467	05/11/16
51 Imclone	Wachovia CMBS	8.390%	3,891	3,893	05/11/16
Various (f)	Prudential Insurance	6.332%	150,000	150,000	01/15/17
23 Main Street	JPMorgan CMBS	5.587%	31,400	31,537	09/01/18
Harborside Plaza 5	The Northwestern Mutual Life Insurance Co. & New York Life Insurance Co.	6.842%	233,810	234,521	11/01/18
100 Walnut Avenue	Guardian Life Ins. Co.	7.311%	19,394	19,443	02/01/19
One River Center (g)	Guardian Life Ins. Co.	7.311%	44,428	44,540	02/01/19
581 Main Street (h)	Valley National Bank	6.935%	16,552	16,627	07/01/34
Total Mortgages, Loans Payable and Other Obligations:			$742,212	$743,043
Total Debt:			$1,876,867	$2,089,494

(a)
Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount/premium on the notes, as applicable.

(b)	Total borrowing capacity under this facility is $775 million.
(c)
Effective interest rate for mortgages, loans payable and other obligations reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs, mark-to market adjustment of acquired debt and other transaction costs, as applicable.

(d)	The mortgage loan has three one-year extension options subject to certain conditions and the payment of a fee.
(e)
The property does not generate sufficient cash flow to meet debt service requirements.  As a result, beginning January 2011, debt service has not been made and a modification of the loan terms has been requested from the lender.

(f)	Mortgage is collateralized by seven properties.
(g)	Mortgage is collateralized by the three properties compromising One River Center.
(h)
The coupon interest rate will be reset at the end of year 10 (2019) and year 20 (2029) at 225 basis points over the 10-year treasury yield 45 days prior to the reset dates with a minimum rate of 6.875 percent.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

III.  FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statements of Operations
(in thousands, except per share amounts) (unaudited)

	Three Months Ended March 31,
Revenues	2011	2010
Base rents	$149,423	$152,693
Escalations and recoveries from tenants	27,584	26,119
Construction services	3,799	10,862
Real estate services	1,232	1,977
Other income	4,292	2,932
Total revenues	186,330	194,583

Expenses
Real estate taxes	25,045	22,161
Utilities	20,105	19,826
Operating services	30,816	28,681
Direct construction costs	3,582	10,293
General and administrative	8,629	8,414
Depreciation and amortization	48,148	48,490
Total expenses	136,325	137,865
Operating income	50,005	56,718

Other (Expense) Income
Interest expense	(31,339)	(39,071)
Interest and other investment income	10	21
Equity in earnings (loss) of unconsolidated joint ventures	(101)	(522)
Total other (expense) income	(31,430)	(39,572)
Income from continuing operations	18,575	17,146
Discontinued Operations:
Income (loss) from discontinued operations	--	231
Net income	18,575	17,377
Noncontrolling interest in consolidated joint ventures	110	87
Noncontrolling interest in Operating Partnership	(2,456)	(2,422)
Noncontrolling interest in discontinued operations	--	(33)
Preferred stock dividends	(500)	(500)
Net income available to common shareholders	$15,729	$14,509

Basic earnings per common share:
Income from continuing operations	$0.19	$0.18
Discontinued operations	--	--
Net income available to common shareholders	$0.19	$0.18

Diluted earnings per common share:
Income from continuing operations	$0.19	$0.18
Discontinued operations	--	--
Net income available to common shareholders	$0.19	$0.18

Basic weighted average shares outstanding	82,948	78,973

Diluted weighted average shares outstanding	96,015	92,450

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Balance Sheets
(in thousands, except per share amounts) (unaudited)

	March 31, 2011	December 31, 2010
Assets
Rental property
Land and leasehold interests	$771,998	$771,960
Buildings and improvements	3,975,224	3,970,177
Tenant improvements	458,969	470,098
Furniture, fixtures and equipment	4,260	4,485
	5,210,451	5,216,720
Less – accumulated depreciation and amortization	(1,295,339)	(1,278,985)
Net investment in rental property	3,915,112	3,937,735
Cash and cash equivalents	10,728	21,851
Investments in unconsolidated joint ventures	33,239	34,220
Unbilled rents receivable, net	128,708	126,917
Deferred charges and other assets, net	211,985	212,038
Restricted cash	19,824	17,310
Accounts receivable, net of allowance for doubtful accounts
of $2,083 and $2,790	10,994	12,395

Total assets	$4,330,590	$4,362,466

Liabilities and Equity
Senior unsecured notes	$1,118,655	$1,118,451
Revolving credit facility	16,000	228,000
Mortgages, loans payable and other obligations	742,212	743,043
Dividends and distributions payable	45,415	42,176
Accounts payable, accrued expenses and other liabilities	93,376	101,944
Rents received in advance and security deposits	53,302	57,877
Accrued interest payable	16,046	27,038
Total liabilities	2,085,006	2,318,529
Commitments and contingencies

Equity:
Mack-Cali Realty Corporation stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized, 10,000
and 10,000 shares outstanding, at liquidation preference	25,000	25,000
Common stock, $0.01 par value, 190,000,000 shares authorized,
86,933,001 and 79,605,474 shares outstanding	869	796
Additional paid-in capital	2,514,720	2,292,641
Dividends in excess of net earnings	(583,556)	(560,165)
Total Mack-Cali Realty Corporation stockholders’ equity	1,957,033	1,758,272

Noncontrolling interest in subsidiaries:
Operating Partnership	286,215	283,219
Consolidated joint ventures	2,336	2,446
Total noncontrolling interests in subsidiaries	288,551	285,665

Total equity	2,245,584	2,043,937

Total liabilities and equity	$4,330,590	$4,362,466

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statement of Changes in Equity
For the three months ended March 31, 2011
(in thousands) (unaudited)

					Additional	Dividends in	Noncontrolling
	Preferred Stock		Common Stock		Paid-In	Excess of	Interests	Total
	Shares	Amount	Shares	Par Value	Capital	Net Earnings	in Subsidiaries	Equity
Balance at January 1, 2011	10	$25,000	79,605	$796	$2,292,641	$(560,165)	$285,665	$2,043,937
Net income	--	--	--	--	--	16,229	2,346	18,575
Preferred stock dividends	--	--	--	--	--	(500)	--	(500)
Common stock dividends	--	--	--	--	--	(39,120)	--	(39,120)
Common unit distributions	--	--	--	--	--	--	(5,795)	(5,795)
Common stock offering	--	--	7,188	72	227,302	--	--	227,374
Redemption of common units
for common stock	--	--	129	1	2,814	--	(2,815)	--
Shares issued under Dividend
Reinvestment and Stock
Purchase Plan	--	--	2	--	46	--	--	46
Stock options exercised	--	--	9	--	270	--	--	270
Stock compensation	--	--	--	--	797	--	--	797
Rebalancing of ownership
percent between parent
and subsidiaries	--	--	--	--	(9,150)	--	9,150	--
Balance at March 31, 2011	10	$25,000	86,933	$869	$2,514,720	$(583,556)	$288,551	$2,245,584

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Statements of Funds from Operations
(in thousands, except per share/unit amounts) (unaudited)

	Three Months Ended
	March 31,
	2011	2010
Net income available to common shareholders	$ 15,729	$ 14,509
Add: Noncontrolling interest in Operating Partnership	2,456	2,422
Noncontrolling interest in discontinued operations	--	33
Real estate-related depreciation and amortization on continuing operations (a)	49,115	49,471
Real estate-related depreciation and amortization on discontinued operations	--	107
Funds from operations available to common shareholders (b)	$ 67,300	$ 66,542

Diluted weighted average shares/units outstanding (c)	96,015	92,450

Funds from operations per share/unit – diluted	$ 0.70	$ 0.72

Dividend declared per common share	$ 0.45	$ 0.45

Dividend payout ratios:
Funds from operations-diluted	64.20%	62.52%

Supplemental Information:
Non-incremental revenue generating capital expenditures:
Building improvements	$ 3,594	$ 1,986
Tenant improvements and leasing commissions (d)	$ 9,157	$ 7,968
Straight-line rent adjustments (e)	$ 2,222	$ 2,288
Amortization of (above)/below market lease intangibles, net (f)	$ 209	$ 607

(a) Includes the Company’s share from unconsolidated joint ventures of $1,085 and $1,106 for the three months ended March 31, 2011 and 2010, respectively.
(b) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(c) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (12,952 shares and 13,365 shares for the three months ended March 31, 2011 and 2010, respectively), plus dilutive Common Stock Equivalents (i.e. stock options).  See reconciliation of basic to diluted shares/units on page 27.

(d) Excludes expenditures for tenant spaces that haven’t been owned for at least a year or were vacant for more than a year.
(e) Includes the Company’s share from unconsolidated joint ventures of $63 and $25 for the three months ended March 31, 2011 and 2010, respectively.
(f) Includes the Company’s share from unconsolidated joint ventures of $0 and $8 for three months ended March 31, 2011 and 2010, respectively.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Statements of Funds from Operations Per Diluted Share
 (amounts are per diluted share, except share count in thousands) (unaudited)

	Three Months Ended
	March 31,
	2011	2010
Net income available to common shareholders	$0.19	$0.18
Add: Real estate-related depreciation and amortization on continuing operations (a)	0.51	0.54
Funds from operations available to common shareholders (b)	$0.70	$0.72
Diluted weighted average shares/units outstanding (c)	96,015	92,450

(a) Includes the Company’s share from unconsolidated joint ventures of $0.01 and $0.01 for the three months ended March 31, 2011 and 2010, respectively.
(b) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(c) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (12,952 shares and 13,365 shares for the three months ended March 31, 2011 and 2010, respectively), plus dilutive Common Stock Equivalents (i.e.
      stock options).  See reconciliation of basic to diluted shares/units on page 27.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Reconciliation of Basic-to-Diluted Shares/Units
(in thousands)

The following schedule reconciles the Company’s basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding for the purpose of calculating FFO per share:

	Three Months Ended
	March 31,
	2011	2010
Basic weighted average shares outstanding:	82,948	78,973
Add: Weighted average common units	12,952	13,365
Basic weighted average shares/units:	95,900	92,338
Add: Stock options	43	57
Restricted Stock Awards	72	55
Diluted weighted average shares/units outstanding:	96,015	92,450

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

IV.  VALUE CREATION PIPELINE

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

IV. VALUE CREATION PIPELINE

Operating Property Acquisitions
 (dollars in thousands)

For the three months ended March 31, 2011

None.

For the year ended December 31, 2010

Acquisition Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet
Office:
12/17/10 (a)	440 Route 22 East	Bridgewater, Somerset County, NJ	1	198,376

(a)	Property was previously accounted for under an unconsolidated joint venture. The Company began consolidating this asset on December 17, 2010.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Properties Commencing Initial Operations
(dollars in thousands)

For the three months ended March 31, 2011

None.

For the year ended December 31, 2010

None.

Rental Property Sales/Dispositions
(dollars in thousands)

For the three months ended March 31, 2011

None.

For the year ended December 31, 2010

Date	Address	Locations	# of Bldgs.	Rentable Square Feet	Realized Gains/(loss)
6/01/10	105 Challenger Road (a)	Ridgefield Park, Bergen County, NJ	1	150,050	$ 4,447

(a)	The Company transferred the deed for this property to the lender in satisfaction of its obligations

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Summary of Construction Projects
(dollars in thousands)

Project	Location	Type of Space	Estimated Placed in Service Date	Number Of Buildings	Square Feet	Costs Incurred Through 3/31/11	Total Estimated Costs	Current % Leased
Wholly Owned:
55 Corporate Drive	Bridgewater, NJ	Office	2011-2Q	1	204,057	$40,549	$50,906	100.0%
Total				1	204,057	$40,549	$50,906	100.0%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Summary of Land Parcels

Site	Town/City	State	Acres	Development Potential (Sq. Ft.)	Type of Space
Horizon Center	Hamilton Township	NJ	5.3	68,000	Office/Flex/Retail
3 & 5 AAA Drive (a)	Hamilton Township	NJ	17.5	112,000	Office
6 AAA Drive	Hamilton Township	NJ	2.4	32,000	Office
2 South Gold Drive (b)	Hamilton Township	NJ	9.5	75,000	Office
Plaza VIII and IX Associates, L.L.C. (c)	Jersey City	NJ	3.6	1,225,000	Office
Harborside Financial Center (d)	Jersey City	NJ	6.5	3,113,500	Office
One Newark Center (c)	Newark	NJ	1.0	400,000	Office
Mack-Cali Business Campus	Parsippany & Hanover	NJ	86.8	1,100,000	Office
3 Campus Drive	Parsippany	NJ	10.0	124,000	Office
Commercenter	Totowa	NJ	5.8	30,000	Office/Flex
Princeton Metro	West Windsor	NJ	10.0	97,000	Office
Princeton Overlook II	West Windsor	NJ	10.0	149,500	Office
Mack-Cali Princeton Executive Park	West Windsor	NJ	59.9	760,000	Office/Hotel
Meadowlands Xanadu (c)	East Rutherford	NJ	13.8	1,760,000	Office
Meadowlands Xanadu (c)	East Rutherford	NJ	3.2	500,000	Hotel (e)
Elmsford Distribution Center (f)	Elmsford	NY	14.5	100,000	Warehouse
Mid-Westchester Executive Park	Hawthorne	NY	7.2	82,250	Office/Flex
South Westchester Executive Park (f)	Yonkers	NY	52.4	350,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	2.7	50,000	Office/Flex
Airport Business Center	Lester	PA	12.6	135,000	Office
Rose Tree Corporate Center	Media	PA	2.3	15,200	Office
Capital Office Park	Greenbelt	MD	42.8	595,000	Office
Eastpoint II	Lanham	MD	4.8	122,000	Office/Hotel
Downtown Crossing (c)	Boston	MA	1.5	1,481,000	Mixed-Used
Total:			386.1	12,476,450

(a)	This land parcel also includes an existing office building totaling 35,270 square feet.
(b)	This land parcel also includes an existing office building totaling 33,962 square feet.
(c)	Land owned or controlled by joint venture in which Mack-Cali is an equity partner.
(d)	In addition, there are 21 acres of riparian property.
(e)	Hotel project can comprise up to 520 rooms.
(f)	Mack-Cali holds an option to purchase this land.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

V.  PORTFOLIO/ LEASING STATISTICS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

V.  PORTFOLIO/ LEASING STATISTICS

Leasing Statistics
(For the three months ended March 31, 2011)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 12/31/10	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 3/31/11 (c)	Pct. Leased 3/31/11	Pct. Leased 12/31/10

Northern NJ	12,985,619	-	(757,184)	626,503	(130,681)	12,854,938	88.6%	89.5%
Central NJ	4,984,429	-	(217,997)	160,968	(57,029)	4,927,400	88.5%	89.5%
Westchester Co., NY	4,524,790	-	(212,638)	148,358	(64,280)	4,460,510	93.2%	94.5%
Manhattan	307,453	-	-	37,404	37,404	344,857	65.8%	58.6%
Sub. Philadelphia	3,167,238	-	(154,952)	113,768	(41,184)	3,126,054	88.6%	89.7%
Fairfield, CT	533,211	-	(37,467)	16,767	(20,700)	512,511	85.7%	89.2%
Washington, DC/MD	964,231	-	(25,209)	21,142	(4,067)	960,164	74.3%	74.6%
Rockland Co., NY	156,771	-	(5,460)	3,685	(1,775)	154,996	86.1%	87.1%
Total	27,623,742	-	(1,410,907)	1,128,595	(282,312)	27,341,430	88.2%	89.1%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2010	30,994,779
Total sq. ft. of properties added/sold this period	-
Total sq. ft. as of March 31, 2011	30,994,779

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring March 31, 2011 aggregating 144,219 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Leasing Statistics

(For the three months ended March 31, 2011)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northern NJ	Office	44	587,947	99,135	488,812	5.7	29.82	4.91
	Office/Flex	3	38,556	8,327	30,229	8.7	17.84	2.82
Central NJ	Office	23	134,724	29,838	104,886	5.8	23.81	3.45
	Office/Flex	7	26,244	-	26,244	4.8	17.11	1.54
Westchester Co., NY	Office	15	47,738	28,968	18,770	5.2	22.58	3.87
	Office/Flex	22	100,620	13,065	87,555	5.0	15.98	2.27
Manhattan	Office	1	37,404	37,404	-	17.5	31.00	6.14
Sub. Philadelphia	Office	12	32,723	9,829	22,894	3.1	23.38	2.78
	Office/Flex	8	81,045	11,900	69,145	2.6	10.22	0.74
Fairfield Co., CT	Office	4	16,767	-	16,767	3.3	21.25	1.89
Washington, DC/MD	Office	7	21,142	9,318	11,824	4.7	19.90	4.62
Rockland Co., NY	Office	2	3,685	-	3,685	3.0	23.68	1.39

Total		148	1,128,595	247,784	880,811	5.7	24.97	4.23

Detail by Property Type
	Office	108	882,130	214,492	667,638	6.0	27.89	4.71
	Office/Flex	40	246,465	33,292	213,173	4.7	14.50	2.08

Total		148	1,128,595	247,784	880,811	5.7	24.97	4.23

Tenant Retention:	Leases Retained	65.5%
	Sq. Ft. Retained	62.4%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(c)
Represents estimated workletter costs of $18,768,585 and commissions of $8,525,190 committed, but not necessarily expended, during the period for second generation space aggregating 1,124,609 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Leasing Statistics
(For the three months ended March 31, 2011)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 12/31/10	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 3/31/11	Pct. Leased 3/31/11	Pct. Leased 12/31/10

Northern NJ	775,341	-	(81,060)	68,784	(12,276)	763,065	85.1%	86.5%
Central NJ	250,884	-	(4,485)	2,957	(1,528)	249,356	78.1%	78.6%

Total	1,026,225	-	(85,545)	71,741	(13,804)	1,012,421	83.3%	84.4%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2010	1,215,575
Total sq. ft. of properties added/sold this period	-
Total sq. ft. as of March 31, 2011	1,215,575

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (d)	Leasing Costs Per Sq. Ft. Per Year (e)

Northern NJ	4	68,784	-	68,784	6.0	32.13	2.17
Central NJ	2	2,957	2,957	-	3.7	19.31	1.01

Total	6	71,741	2,957	68,784	5.9	31.60	2.15

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(d)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(e)	Represents estimated workletter costs of $403,053 and commissions of $502,651 committed, but not necessarily expended, during the period for second generation space aggregating 70,120 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Market Diversification

The following table lists the Company’s markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:

Market (MSA)	Annualized Base Rental Revenue ($) (a) (b) (c)	Percentage of Company Annualized Base Rental Revenue (%)	Total Property Size Rentable Area	Percentage of Rentable Area (%)
Newark, NJ (Essex-Morris-Union Counties)	137,650,101	22.5	6,495,715	21.0
Jersey City, NJ	116,183,913	19.0	4,317,978	13.9
Westchester-Rockland, NY	91,276,874	14.9	4,968,420	16.0
Bergen-Passaic, NJ	82,377,926	13.5	4,573,554	14.8
Philadelphia, PA-NJ	55,372,342	9.1	3,529,994	11.4
Middlesex-Somerset-Hunterdon, NJ	39,610,929	6.5	2,116,628	6.8
Washington, DC-MD-VA-WV	26,774,718	4.4	1,292,807	4.2
Monmouth-Ocean, NJ	24,739,544	4.0	1,620,863	5.2
Trenton, NJ	17,884,782	2.9	956,597	3.1
New York (Manhattan)	9,869,123	1.6	524,476	1.7
Stamford-Norwalk, CT	9,706,790	1.6	597,747	1.9

Total	611,447,042	100.0	30,994,779	100.0

(a)
Annualized base rental revenue is based on actual March 2011 billings times 12.  For leases whose rent commences after April 1, 2011, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)
Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring March 31, 2011 aggregating 144,219 square feet and representing annualized rent of $2,750,653 for which no new leases were signed.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Industry Diversification

The following table lists the Company’s 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:

Industry Classification (a)	Annualized Base Rental Revenue ($) (b) (c) (d)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased (c) (d)	Percentage of Total Company Leased Sq. Ft. (%)
Securities, Commodity Contracts & Other Financial	90,442,675	14.7	3,290,951	12.4
Insurance Carriers & Related Activities	57,389,706	9.4	2,309,895	8.6
Manufacturing	48,622,032	8.0	2,448,271	9.1
Telecommunications	40,284,669	6.6	2,094,383	7.8
Legal Services	36,844,445	6.0	1,402,210	5.2
Health Care & Social Assistance	29,934,563	4.9	1,438,291	5.4
Credit Intermediation & Related Activities	27,230,163	4.5	1,027,665	3.8
Computer System Design Svcs.	26,519,972	4.3	1,300,589	4.8
Accounting/Tax Preparation	20,925,675	3.4	793,124	3.0
Scientific Research/Development	20,751,110	3.4	739,777	2.8
Wholesale Trade	19,867,069	3.2	1,392,477	5.2
Architectural/Engineering	16,835,499	2.8	759,443	2.8
Admin & Support, Waste Mgt. & Remediation Services	16,284,322	2.7	782,356	2.9
Public Administration	14,550,650	2.4	558,079	2.1
Retail Trade	14,524,330	2.4	727,624	2.7
Other Services (except Public Administration)	13,830,071	2.3	554,547	2.1
Management/Scientific	12,026,425	2.0	483,506	1.8
Accommodation & Food Services	11,620,720	1.9	501,945	1.9
Real Estate & Rental & Leasing	11,470,628	1.9	512,284	1.9
Arts, Entertainment & Recreation	11,431,627	1.9	685,630	2.6
Advertising/Related Services	9,346,580	1.5	381,486	1.4
Other Professional	7,235,125	1.2	328,308	1.2
Construction	6,361,074	1.0	312,585	1.2
Publishing Industries	6,191,493	1.0	247,613	0.9
Information Services	6,003,447	1.0	235,571	0.9
Transportation	5,721,111	0.9	302,435	1.1
Data Processing Services	5,689,535	0.9	216,041	0.8
Broadcasting	5,414,490	0.9	195,590	0.7
Utilities	5,253,445	0.9	213,521	0.8
Educational Services	3,773,674	0.6	200,903	0.7
Other	9,070,717	1.4	381,698	1.4

Total	611,447,042	100.0	26,818,798	100.0

(a)	The Company’s tenants are classified according to the U.S. Government’s North American Industrial Classification System (NAICS).
(b)
Annualized base rental revenue is based on actual March 2011 billings times 12.  For leases whose rent commences after April 1, 2011, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(d)
Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring March 31, 2011 aggregating 144,219 square feet and representing annualized rent of $2,750,653 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Consolidated Portfolio Analysis (a)

(as of March 31, 2011)

Breakdown by Number of Properties

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total
New Jersey	111	41.4%	49	18.3%	--	--	--	--	--	--	160	59.7%
New York	21	7.9%	41	15.3%	6	2.2%	2	0.7%	2	0.7%	72	26.8%
Pennsylvania	18	6.7%	--	--	--	--	--	--	--	--	18	6.7%
Connecticut	2	0.7%	5	1.9%	--	--	--	--	--	--	7	2.6%
Wash., D.C./ Maryland	10	3.8%	--	--	--	--	--	--	1	0.4%	11	4.2%
TOTALS By Type:	162	60.5%	95	35.5%	6	2.2%	2	0.7%	3	1.1%	268	100.0%

(a)	Excludes 9 properties, aggregating approximately 1.2 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Consolidated Portfolio Analysis (a)

(as of March 31, 2011)

Breakdown by Square Footage

PROPERTY TYPE:
STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand-Alone Retail	% of Total	TOTALS By State	% of Total
New Jersey	19,396,060	62.6%	2,189,531	7.1%	--	--	--	--	21,585,591	69.7%
New York	2,739,384	8.8%	2,348,812	7.6%	387,400	1.2%	17,300	0.1%	5,492,896	17.7%
Pennsylvania	2,025,738	6.5%	--	--	--	--	--	--	2,025,738	6.5%
Connecticut	324,747	1.0%	273,000	0.9%	--	--	--	--	597,747	1.9%
Wash., D.C./ Maryland	1,292,807	4.2%	--	--	--	--	--	--	1,292,807	4.2%
TOTALS By Type:	25,778,736	83.1%	4,811,343	15.6%	387,400	1.2%	17,300	0.1%	30,994,779	100.0%

       (a)Excludes 9 properties, aggregating approximately 1.2 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Consolidated Portfolio Analysis (a)

(Year ended March 31, 2011)

Breakdown by Base Rental Revenue (b)
(Dollars in thousands)

PROPERTY TYPE:

STATE	Office	% of Total	Office/ Flex	% of Total	Indust./ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total

New Jersey	$406,284	67.8%	$17,990	3.0%	--	--	--	--	--	--	$424,274	70.8%
New York	57,335	9.5%	34,915	5.8%	$3,904	0.7%	$337	0.1%	$333	0.1%	96,824	16.2%
Pennsylvania	41,311	6.9%	--	--	--	--	--	--	--	--	41,311	6.9%
Connecticut	6,318	1.1%	3,920	0.6%	--	--	--	--	--	--	10,238	1.7%
Wash., D.C./ Maryland	26,286	4.4%	--	--	--	--	--	--	153	--	26,439	4.4%
TOTALS By Type:	$537,534	89.7%	$56,825	9.4%	$3,904	0.7%	$337	0.1%	$486	0.1%	$599,086	100.0%

       (a)  Excludes 9 properties, aggregating approximately 1.2 million square feet, which are not consolidated by the Company.
(b)
Total base rent for the 12 months ended March 31, 2011, determined in accordance with GAAP.  Substantially all of the leases provide for annual base rents plus recoveriesand escalation charges based upon the tenants’ proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Consolidated Portfolio Analysis (a) (b)
(as of March 31, 2011)

Breakdown by Percentage Leased

PROPERTY TYPE:
STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	WEIGHTED AVG. By State
New Jersey	88.8%	90.5%	--	--	89.0%
New York	83.8%	96.6%	97.8%	100.0%	90.3%
Pennsylvania	84.4%	--	--	--	84.4%
Connecticut	73.8%	100.0%	--	--	85.8%
Washington, D.C./ Maryland	74.2%	--	--	--	74.2%
WEIGHTED AVG. By Type:	87.0%	94.0%	97.8%	100.0%	88.2%

(a)	Excludes 9 properties, aggregating approximately1.2 million square feet, which are not consolidated by the Company, and parcels of land leased to others.
(b)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future as well as leases expiring March 31, 2011 aggregating 144,219 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Property Listing Office Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/11 (%) (a)	2011 Base Rent ($000’s) (b) (c)	Percentage of Total 2011 Base Rent %	2011 Average Base Rent Per Sq. Ft. ($) (c) (d)

BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North	1987	143,000	100.0	2,495	0.42	17.45
Fort Lee
One Bridge Plaza	1981	200,000	81.4	4,265	0.71	26.20
2115 Linwood Avenue	1981	68,000	54.0	942	0.16	25.65
Little Ferry
200 Riser Road	1974	286,628	100.0	2,082	0.35	7.26
Lyndhurst
210 Clay Avenue	1981	121,203	90.9	2,499	0.42	22.68
Montvale
95 Chestnut Ridge Road	1975	47,700	0.0	7	0.00	0.00
135 Chestnut Ridge Road	1981	66,150	35.4	1,081	0.18	46.16
Paramus
15 East Midland Avenue	1988	259,823	80.5	4,860	0.81	23.24
140 East Ridgewood Avenue	1981	239,680	93.5	4,809	0.80	21.46
461 From Road	1988	253,554	97.0	6,058	1.01	24.63
650 From Road	1978	348,510	80.5	6,190	1.03	22.06
61 South Paramus Road (e)	1985	269,191	70.9	4,744	0.79	24.86
Rochelle Park
120 West Passaic Street	1972	52,000	99.6	1,421	0.24	27.44
365 West Passaic Street	1976	212,578	92.5	4,265	0.71	21.69
395 West Passaic Street	1979	100,589	62.2	2,322	0.39	37.11
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,465	1.25	15.72
10 Mountainview Road	1986	192,000	72.9	3,229	0.54	23.07
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	1,950	0.33	21.86
470 Chestnut Ridge Road	1987	52,500	100.0	1,248	0.21	23.77
530 Chestnut Ridge Road	1986	57,204	80.2	718	0.12	15.65
50 Tice Boulevard	1984	235,000	85.2	5,753	0.96	28.73
300 Tice Boulevard	1991	230,000	98.4	5,483	0.92	24.23

BURLINGTON COUNTY, NEW JERSEY
Moorestown
224 Strawbridge Drive	1984	74,000	100.0	1,754	0.29	23.70
228 Strawbridge Drive	1984	74,000	100.0	1,853	0.31	25.04
232 Strawbridge Drive	1986	74,258	98.8	1,474	0.25	20.09

ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	98.0	7,388	1.23	30.46
Roseland
4 Becker Farm Road	1983	281,762	97.1	6,542	1.09	23.91
5 Becker Farm Road	1982	118,343	89.8	2,498	0.42	23.51
6 Becker Farm Road	1982	129,732	78.3	2,669	0.45	26.27
101 Eisenhower Parkway	1980	237,000	91.5	5,156	0.86	23.78
103 Eisenhower Parkway	1985	151,545	72.7	2,225	0.37	20.20
105 Eisenhower Parkway	2001	220,000	96.3	5,193	0.87	24.51
75 Livingston Avenue	1985	94,221	59.4	1,299	0.22	23.21
85 Livingston Avenue	1985	124,595	84.8	2,713	0.45	25.68

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/11 (%) (a)	2011 Base Rent ($000’s) (b) (c)	Percentage of Total 2011 Base Rent %	2011 Average Base Rent Per Sq. Ft. ($) (c) (d)

HUDSON COUNTY, NEW JERSEY
Jersey City
Harborside Financial Center Plaza 1	1983	400,000	100.0	11,487	1.92	28.72
Harborside Financial Center Plaza 2	1990	761,200	100.0	18,425	3.08	24.21
Harborside Financial Center Plaza 3	1990	725,600	95.6	20,021	3.34	28.86
Harborside Financial Center Plaza 4-A	2000	207,670	100.0	6,042	1.01	29.09
Harborside Financial Center Plaza 5	2002	977,225	96.3	35,912	5.99	38.16
101 Hudson Street	1992	1,246,283	87.2	28,825	4.82	26.52

MERCER COUNTY, NEW JERSEY
Hamilton Township
3 AAA Drive	1981	35,270	68.7	566	0.09	23.36
600 Horizon Drive	2002	95,000	100.0	1,396	0.23	14.69
700 Horizon Drive	2007	120,000	100.0	2,459	0.41	20.49
2 South Gold Drive	1974	33,962	64.5	483	0.08	22.05
Princeton
103 Carnegie Center	1984	96,000	90.7	2,436	0.41	27.98
2 Independence Way	1981	67,401	100.0	1,521	0.25	22.57
3 Independence Way	1983	111,300	95.5	2,051	0.34	19.30
100 Overlook Center	1988	149,600	90.9	4,334	0.72	31.87
5 Vaughn Drive	1987	98,500	83.8	2,100	0.35	25.44

MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	367	0.06	9.18
Edison
343 Thornall Street (c)	1991	195,709	94.8	4,143	0.69	22.33
Piscataway
30 Knightsbridge Road, Bldg. 3	1977	160,000	100.0	2,327	0.39	14.54
30 Knightsbridge Road, Bldg. 4	1977	115,000	100.0	1,672	0.28	14.54
30 Knightsbridge Road, Bldg. 5	1977	332,607	80.8	4,944	0.83	18.40
30 Knightsbridge Road, Bldg. 6	1977	72,743	63.8	206	0.03	4.44
Plainsboro
500 College Road East (e)	1984	158,235	73.5	435	0.07	3.74
Woodbridge
581 Main Street	1991	200,000	93.1	4,894	0.82	26.28

MONMOUTH COUNTY, NEW JERSEY
Freehold
2 Paragon Way	1989	44,524	47.1	406	0.07	19.36
3 Paragon Way	1991	66,898	64.3	799	0.13	18.57
4 Paragon Way	2002	63,989	30.8	526	0.09	26.69
100 Willowbrook Road	1988	60,557	64.2	1,131	0.19	29.09
Holmdel
23 Main Street	1977	350,000	100.0	4,012	0.67	11.46
Middletown
One River Centre Bldg. 1	1983	122,594	91.1	2,946	0.49	26.38
One River Centre Bldg. 2	1983	120,360	82.8	2,339	0.39	23.47
One River Centre Bldg. 3 and 4	1984	214,518	93.6	4,280	0.71	21.32

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/11 (%) (a)	2011 Base Rent ($000’s) (b) (c)	Percentage of Total 2011 Base Rent %	2011 Average Base Rent Per Sq. Ft. ($) (c) (d)

Neptune
3600 Route 66	1989	180,000	100.0	2,400	0.40	13.33
Wall Township
1305 Campus Parkway	1988	23,350	92.4	482	0.08	22.34
1350 Campus Parkway	1990	79,747	99.9	1,190	0.20	14.94

MORRIS COUNTY, NEW JERSEY
Florham Park
325 Columbia Turnpike	1987	168,144	79.3	3,137	0.52	23.53
Morris Plains
250 Johnson Road	1977	75,000	100.0	1,562	0.26	20.83
201 Littleton Road	1979	88,369	36.4	882	0.15	27.42
Morris Township
412 Mt. Kemble Avenue	1986	475,100	59.0	5,085	0.85	18.14
Parsippany
4 Campus Drive	1983	147,475	87.5	3,131	0.52	24.26
6 Campus Drive	1983	148,291	92.3	3,266	0.55	23.86
7 Campus Drive	1982	154,395	77.4	1,899	0.32	15.89
8 Campus Drive	1987	215,265	100.0	6,125	1.02	28.45
9 Campus Drive	1983	156,495	68.3	2,516	0.42	23.54
4 Century Drive	1981	100,036	64.7	1,449	0.24	22.39
5 Century Drive	1981	79,739	77.1	1,352	0.23	21.99
6 Century Drive	1981	100,036	24.8	1,396	0.23	56.27
2 Dryden Way	1990	6,216	100.0	99	0.02	15.93
4 Gatehall Drive	1988	248,480	99.4	6,446	1.08	26.10
2 Hilton Court	1991	181,592	100.0	6,528	1.09	35.95
1633 Littleton Road	1978	57,722	100.0	1,131	0.19	19.59
600 Parsippany Road	1978	96,000	84.4	1,536	0.26	18.96
1 Sylvan Way	1989	150,557	85.1	2,143	0.36	16.73
4 Sylvan Way	1984	105,135	100.0	1,929	0.32	18.35
5 Sylvan Way	1989	151,383	93.5	3,667	0.61	25.91
7 Sylvan Way	1987	145,983	100.0	3,219	0.54	22.05
22 Sylvan Way	2009	249,409	100.0	6,039	1.01	24.21
20 Waterview Boulevard	1988	225,550	100.0	5,421	0.90	24.03
35 Waterview Boulevard	1990	172,498	96.8	3,753	0.63	22.48
5 Wood Hollow Road	1979	317,040	84.5	4,767	0.80	17.79

PASSAIC COUNTY, NEW JERSEY
Clifton
777 Passaic Avenue	1983	75,000	69.0	1,305	0.22	25.22
Totowa
999 Riverview Drive	1988	56,066	85.8	885	0.15	18.40

SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road	1986	49,000	100.0	1,059	0.18	21.61
233 Mt. Airy Road	1987	66,000	100.0	1,315	0.22	19.92
Bernards
106 Allen Road	2000	132,010	99.7	3,541	0.59	26.90

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/11 (%) (a)	2011 Base Rent ($000’s) (b) (c)	Percentage of Total 2011 Base Rent %	2011 Average Base Rent Per Sq. Ft. ($) (c) (d)

Branchburg
51 Imclone Drive	1986	63,213	100.0	376	0.06	5.95
Bridgewater
440 Route 22 East (f)	1990	198,376	82.5	1,058	0.18	22.47
721 Route 202/206	1989	192,741	86.4	3,642	0.61	21.87
Warren
10 Independence Boulevard	1988	120,528	85.9	3,276	0.55	31.64

UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue	1985	182,555	95.7	4,712	0.79	26.97
Cranford
6 Commerce Drive	1973	56,000	88.5	1,007	0.17	20.32
11 Commerce Drive	1981	90,000	100.0	2,102	0.35	23.36
12 Commerce Drive	1967	72,260	83.9	845	0.14	13.94
14 Commerce Drive	1971	67,189	71.3	1,127	0.19	23.53
20 Commerce Drive	1990	176,600	93.1	4,268	0.71	25.96
25 Commerce Drive	1971	67,749	95.8	1,454	0.24	22.40
65 Jackson Drive	1984	82,778	100.0	1,880	0.31	22.71
New Providence
890 Mountain Avenue	1977	80,000	53.4	1,747	0.29	40.89

Total New Jersey Office		19,396,060	88.8	406,284	67.86	23.75

NEW YORK COUNTY, NEW YORK
New York
125 Broad Street	1970	524,476	65.8	8,360	1.41	24.22

ROCKLAND COUNTY, NEW YORK
Suffern
400 Rella Boulevard	1988	180,000	86.1	3,675	0.61	23.71
WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road (c)	1975	60,000	95.1	1,134	0.19	19.87
101 Executive Boulevard	1971	50,000	0.0	288	0.05	0.00
555 Taxter Road	1986	170,554	80.3	3,474	0.58	25.37
565 Taxter Road	1988	170,554	79.5	3,808	0.64	28.08
570 Taxter Road	1972	75,000	73.6	1,323	0.22	23.97
Hawthorne
1 Skyline Drive	1980	20,400	99.0	360	0.06	17.83
2 Skyline Drive	1987	30,000	100.0	412	0.07	13.73
7 Skyline Drive	1987	109,000	83.2	2,571	0.43	28.35
17 Skyline Drive (e)	1989	85,000	100.0	1,635	0.27	19.24
19 Skyline Drive	1982	248,400	100.0	4,036	0.67	16.25
Tarrytown
200 White Plains Road	1982	89,000	90.5	1,802	0.30	22.37
220 White Plains Road	1984	89,000	76.7	1,626	0.27	23.82
White Plains
1 Barker Avenue	1975	68,000	96.3	1,660	0.28	25.35
3 Barker Avenue	1983	65,300	100.0	1,725	0.29	26.42
50 Main Street	1985	309,000	90.4	9,150	1.53	32.76

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/11 (%) (a)	2011 Base Rent ($000’s) (b) (c)	Percentage of Total 2011 Base Rent %	2011 Average Base Rent Per Sq. Ft. ($) (c) (d)

11 Martine Avenue	1987	180,000	89.2	4,751	0.79	29.59
1 Water Street	1979	45,700	100.0	1,168	0.19	25.56
Yonkers
1 Executive Boulevard	1982	112,000	100.0	2,770	0.46	24.73
3 Executive Boulevard	1987	58,000	100.0	1,607	0.27	27.71

Total New York Office		2,739,384	83.8	57,335	9.58	24.99

CHESTER COUNTY, PENNSYLVANIA
Berwyn
1000 Westlakes Drive	1989	60,696	50.1	1,385	0.23	45.55
1055 Westlakes Drive	1990	118,487	88.1	2,824	0.47	27.05
1205 Westlakes Drive	1988	130,265	87.6	3,147	0.53	27.58
1235 Westlakes Drive	1986	134,902	100.0	2,950	0.49	21.87

DELAWARE COUNTY, PENNSYLVANIA
Lester
100 Stevens Drive	1986	95,000	100.0	2,771	0.46	29.17
200 Stevens Drive	1987	208,000	100.0	6,088	1.02	29.27
300 Stevens Drive	1992	68,000	90.7	1,409	0.24	22.85
Media
1400 Providence Road – Center I	1986	100,000	99.9	2,212	0.37	22.14
1400 Providence Road – Center II	1990	160,000	98.9	3,183	0.53	20.12

MONTGOMERY COUNTY, PENNSYLVANIA
Bala Cynwyd
150 Monument Road	1981	125,783	95.4	2,888	0.48	24.07
Blue Bell
4 Sentry Park	1982	63,930	78.8	1,020	0.17	20.25
5 Sentry Park East	1984	91,600	58.5	1,148	0.19	21.42
5 Sentry Park West	1984	38,400	31.5	253	0.04	20.92
16 Sentry Park West	1988	93,093	100.0	2,052	0.34	22.04
18 Sentry Park West	1988	95,010	99.8	2,227	0.37	23.49
King of Prussia
2200 Renaissance Boulevard	1985	174,124	49.0	2,123	0.35	24.88
Lower Providence
1000 Madison Avenue	1990	100,700	75.0	1,058	0.18	14.01
Plymouth Meeting
1150 Plymouth Meeting Mall	1970	167,748	70.9	2,573	0.43	21.63

Total Pennsylvania Office		2,025,738	84.4	41,311	6.89	24.15

FAIRFIELD COUNTY, CONNECTICUT
Norwalk
40 Richards Avenue	1985	145,487	69.5	2,335	0.39	23.09
Stamford
1266 East Main Street	1984	179,260	77.2	3,983	0.66	28.78

Total Connecticut Office		324,747	73.8	6,318	1.05	26.38

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/11 (%) (a)	2011 Base Rent ($000’s) (b) (c)	Percentage of Total 2011 Base Rent %	2011 Average Base Rent Per Sq. Ft. ($) (c) (d)

WASHINGTON, D.C.
1201 Connecticut Avenue, NW	1940	169,549	89.0	6,647	1.11	44.05
1400 L Street, NW	1987	159,000	100.0	5,748	0.96	36.15

Total District of Columbia Office		328,549	94.3	12,395	2.07	40.00

PRINCE GEORGE’S COUNTY, MARYLAND
Greenbelt
9200 Edmonston Road	1973	38,690	100.0	910	0.15	23.52
6301 Ivy Lane	1979	112,003	81.0	1,726	0.29	19.03
6303 Ivy Lane	1980	112,047	85.6	2,214	0.37	23.08
6305 Ivy Lane	1982	112,022	74.1	1,522	0.25	18.34
6404 Ivy Lane	1987	165,234	68.2	1,894	0.32	16.81
6406 Ivy Lane	1991	163,857	0.0	0	0.00	0.00
6411 Ivy Lane	1984	138,405	78.2	2,839	0.47	26.23
Lanham
4200 Parliament Place	1989	122,000	99.1	2,786	0.47	23.04

Total Maryland Office		964,258	67.4	13,891	2.32	21.37

TOTAL OFFICE PROPERTIES		25,778,736	87.0	537,534	89.77	24.09

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Property Listing Office/Flex Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/11 (%) (a)	2011 Base Rent ($000’s) (b) (c)	Percentage of Total 2011 Base Rent %	2011 Average Base Rent Per Sq. Ft. ($) (c) (d)

BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane	1991	64,500	100.0	565	0.09	8.76
5 Terri Lane	1992	74,555	100.0	547	0.09	7.34
Moorestown
2 Commerce Drive	1986	49,000	64.1	268	0.04	8.53
101 Commerce Drive	1988	64,700	100.0	275	0.05	4.25
102 Commerce Drive	1987	38,400	100.0	206	0.03	5.36
201 Commerce Drive	1986	38,400	100.0	202	0.03	5.26
202 Commerce Drive	1988	51,200	82.8	209	0.03	4.93
1 Executive Drive	1989	20,570	57.5	150	0.03	12.68
2 Executive Drive	1988	60,800	90.3	442	0.07	8.05
101 Executive Drive	1990	29,355	99.7	306	0.05	10.46
102 Executive Drive	1990	64,000	100.0	474	0.08	7.41
225 Executive Drive	1990	50,600	79.1	189	0.03	4.72
97 Foster Road	1982	43,200	74.8	152	0.03	4.70
1507 Lancer Drive	1995	32,700	100.0	134	0.02	4.10
1245 North Church Street	1998	52,810	100.0	300	0.05	5.68
1247 North Church Street	1998	52,790	80.7	200	0.03	4.69
1256 North Church Street	1984	63,495	100.0	444	0.07	6.99
840 North Lenola Road	1995	38,300	100.0	370	0.06	9.66
844 North Lenola Road	1995	28,670	100.0	184	0.03	6.42
915 North Lenola Road	1998	52,488	100.0	302	0.05	5.75
2 Twosome Drive	2000	48,600	100.0	450	0.08	9.26
30 Twosome Drive	1997	39,675	100.0	288	0.05	7.26
31 Twosome Drive	1998	84,200	100.0	483	0.08	5.74
40 Twosome Drive	1996	40,265	86.6	293	0.05	8.40
41 Twosome Drive	1998	43,050	77.7	200	0.03	5.98
50 Twosome Drive	1997	34,075	100.0	257	0.04	7.54

GLOUCESTER COUNTY, NEW JERSEY
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	120	0.02	5.56

MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Center Boulevard	1989	13,275	50.0	160	0.03	24.11
200 Horizon Drive	1991	45,770	100.0	627	0.10	13.70
300 Horizon Drive	1989	69,780	46.0	669	0.11	20.84
500 Horizon Drive	1990	41,205	90.3	531	0.09	14.27

MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	650	0.11	18.57
1340 Campus Parkway	1992	72,502	100.0	909	0.15	12.54
1345 Campus Parkway	1995	76,300	85.4	876	0.15	13.44
1433 Highway 34	1985	69,020	71.5	544	0.09	11.02
1320 Wyckoff Avenue	1986	20,336	100.0	213	0.04	10.47
1324 Wyckoff Avenue	1987	21,168	81.5	178	0.03	10.32

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/11 (%) (a)	2011 Base Rent ($000’s) (b) (c)	Percentage of Total 2011 Base Rent %	2011 Average Base Rent Per Sq. Ft. ($) (c) (d)

PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court	1999	38,961	100.0	280	0.05	7.19
2 Center Court	1998	30,600	62.8	289	0.05	15.04
11 Commerce Way	1989	47,025	100.0	613	0.10	13.04
20 Commerce Way	1992	42,540	70.8	322	0.05	10.69
29 Commerce Way	1990	48,930	100.0	699	0.12	14.29
40 Commerce Way	1987	50,576	72.5	329	0.05	8.97
45 Commerce Way	1992	51,207	100.0	489	0.08	9.55
60 Commerce Way	1988	50,333	100.0	577	0.10	11.46
80 Commerce Way	1996	22,500	100.0	265	0.04	11.78
100 Commerce Way	1996	24,600	100.0	290	0.05	11.79
120 Commerce Way	1994	9,024	100.0	118	0.02	13.08
140 Commerce Way	1994	26,881	99.5	352	0.06	13.16

Total New Jersey Office/Flex		2,189,531	90.5	17,990	2.98	9.08

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road	1974	31,800	72.8	366	0.06	15.81
75 Clearbrook Road	1990	32,720	100.0	357	0.06	10.91
125 Clearbrook Road	2002	33,000	100.0	712	0.12	21.58
150 Clearbrook Road	1975	74,900	100.0	986	0.16	13.16
175 Clearbrook Road	1973	98,900	100.0	1,462	0.24	14.78
200 Clearbrook Road	1974	94,000	59.7	1,164	0.19	20.74
250 Clearbrook Road	1973	155,000	97.3	1,557	0.26	10.32
50 Executive Boulevard	1969	45,200	96.0	469	0.08	10.81
77 Executive Boulevard	1977	13,000	100.0	246	0.04	18.92
85 Executive Boulevard	1968	31,000	99.4	577	0.10	18.73
300 Executive Boulevard	1970	60,000	100.0	553	0.09	9.22
350 Executive Boulevard	1970	15,400	98.8	233	0.04	15.31
399 Executive Boulevard	1962	80,000	100.0	1,038	0.17	12.98
400 Executive Boulevard	1970	42,200	78.0	473	0.08	14.37
500 Executive Boulevard	1970	41,600	100.0	739	0.12	17.76
525 Executive Boulevard	1972	61,700	100.0	1,073	0.18	17.39
1 Westchester Plaza	1967	25,000	100.0	315	0.05	12.60
2 Westchester Plaza	1968	25,000	100.0	542	0.09	21.68
3 Westchester Plaza	1969	93,500	99.4	1,070	0.18	11.51
4 Westchester Plaza	1969	44,700	100.0	603	0.10	13.49
5 Westchester Plaza	1969	20,000	100.0	298	0.05	14.90
6 Westchester Plaza	1968	20,000	100.0	313	0.05	15.65
7 Westchester Plaza	1972	46,200	100.0	595	0.10	12.88
8 Westchester Plaza	1971	67,200	99.5	1,041	0.17	15.57
Hawthorne
200 Saw Mill River Road	1965	51,100	87.9	610	0.10	13.58
4 Skyline Drive	1987	80,600	100.0	1,275	0.21	15.82
5 Skyline Drive	1980	124,022	99.6	1,818	0.30	14.72
6 Skyline Drive	1980	44,155	86.5	240	0.04	6.28
8 Skyline Drive	1985	50,000	98.7	946	0.16	19.17
10 Skyline Drive	1985	20,000	100.0	351	0.06	17.55

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/11 (%) (a)	2011 Base Rent ($000’s) (b) (c)	Percentage of Total 2011 Base Rent %	2011 Average Base Rent Per Sq. Ft. ($) (c) (d)

11 Skyline Drive (e)	1989	45,000	100.0	875	0.15	19.44
12 Skyline Drive (e)	1999	46,850	100.0	616	0.10	13.15
15 Skyline Drive (e)	1989	55,000	100.0	1,203	0.20	21.87
Yonkers
100 Corporate Boulevard	1987	78,000	98.3	1,554	0.26	20.27
200 Corporate Boulevard South	1990	84,000	99.8	1,572	0.26	18.75
4 Executive Plaza	1986	80,000	100.0	1,374	0.23	17.18
6 Executive Plaza	1987	80,000	99.2	1,515	0.25	19.09
1 Odell Plaza	1980	106,000	99.9	1,243	0.21	11.74
3 Odell Plaza	1984	71,065	100.0	1,596	0.27	22.46
5 Odell Plaza	1983	38,400	99.6	585	0.10	15.30
7 Odell Plaza	1984	42,600	99.6	760	0.13	17.91

Total New York Office/Flex		2,348,812	96.6	34,915	5.81	15.38

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue	1986	88,000	100.0	1,363	0.23	15.49
500 West Avenue	1988	25,000	100.0	431	0.07	17.24
550 West Avenue	1990	54,000	100.0	970	0.16	17.96
600 West Avenue	1999	66,000	100.0	470	0.08	7.12
650 West Avenue	1998	40,000	100.0	686	0.11	17.15

Total Connecticut Office/Flex		273,000	100.0	3,920	0.65	14.36

TOTAL OFFICE/FLEX PROPERTIES		4,811,343	94.0	56,825	9.44	12.56

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Property Listing Industrial/Warehouse, Retail and Land Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/11 (%) (a)	2011 Base Rent ($000’s) (b) (c)	Percentage of Total 2011 Base Rent %	2011 Average Base Rent Per Sq. Ft. ($) (c) (d)

WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane (e)	1957	6,600	100.0	96	0.02	14.55
2 Warehouse Lane (e)	1957	10,900	100.0	127	0.02	11.65
3 Warehouse Lane (e)	1957	77,200	100.0	363	0.06	4.70
4 Warehouse Lane (e)	1957	195,500	96.7	1,864	0.31	9.86
5 Warehouse Lane (e)	1957	75,100	97.1	916	0.15	12.56
6 Warehouse Lane (e)	1982	22,100	100.0	538	0.09	24.34

Total Industrial/Warehouse Properties		387,400	97.8	3,904	0.65	10.31

WESTCHESTER COUNTY, NEW YORK
Tarrytown
230 White Plains Road	1984	9,300	100.0	179	0.03	19.25
Yonkers
2 Executive Boulevard	1986	8,000	100.0	158	0.03	19.75

Total Retail Properties		17,300	100.0	337	0.06	19.48

WESTCHESTER COUNTY, NEW YORK
Elmsford
700 Executive Boulevard	--	--	--	148	0.02	--
Yonkers
1 Enterprise Boulevard	--	--	--	185	0.03	--

Total New York Land Leases		--	--	333	0.05	--

PRINCE GEORGE’S COUNTY, MARYLAND
Greenbelt
Capital Office Park Parcel A	--	--	--	153	0.03	--

Total Maryland Land Leases		--	--	153	0.03	--

Total Land Leases		--	--	486	0.08	--

TOTAL PROPERTIES		30,994,779	88.2	599,086	100.00	22.01

(a)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future and leases expiring March 31, 2011 aggregating 144,219 square feet (representing 0.5 percent of the Company’s total net rentable square footage) for which no new leases were signed.

(b)
Total base rent for the 12 months ended March 31, 2011, determined in accordance with generally accepted accounting principles (“GAAP”).  Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant’s proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage.

(c)	Excludes space leased by the Company.
(d)	Base rent for the 12 months ended March 31, 2011, divided by net rentable square feet leased at March 31, 2011.
(e)	This property is located on land leased by the Company.
(f)
As this property was acquired, placed in service or initially consolidated by the Company during the 12 months ended March 31, 2011, the amounts represented in 2011 base rent reflect only that portion of the year during which the Company owned or consolidated the property.  Accordingly, these amounts may not be indicative of the property’s full year results.  For comparison purposes, the amounts represented in 2011 average base rent per sq. ft. for this property have been calculated by taking 2011 base rent for such property and annualizing these partial-year results, dividing such annualized amounts by the net rentable square feet leased at March 31, 2011.  These annualized per square foot amounts may not be indicative of the property’s results had the Company owned or consolidated the property for the entirety of the 12 months ended March 31, 2011.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Significant Tenants

The following table sets forth a schedule of the Company’s 50 largest tenants for the Consolidated Properties as of March 31, 2011, based upon annualized base rents:
	Number of Properties	Annualized Base Rental Revenue ($) (a)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased	Percentage Total Company Leased Sq. Ft. (%)	Year of Lease Expiration
National Union Fire Insurance Company of Pittsburgh, PA	3	13,662,104	2.1	472,651	1.9	(b)
DB Services New Jersey, Inc.	2	10,905,426	1.8	402,068	1.5	2017
New Cingular Wireless PCS, LLC	4	9,744,793	1.6	433,296	1.6	(c)
Wyndham Worldwide Operations	2	9,258,626	1.5	395,392	1.5	(d)
Keystone Mercy Health Plan	2	8,973,210	1.5	303,149	1.1	2020
United States of America-GSA	11	8,824,842	1.4	286,354	1.1	(e)
Prentice-Hall, Inc.	1	8,643,699	1.4	474,801	1.8	2014
Forest Research Institute, Inc.	1	8,271,398	1.4	215,659	0.8	2017
ICAP Securities USA, LLC	1	6,304,775	1.0	159,834	0.6	2017
Toys 'R' Us – NJ, Inc.	1	6,152,682	1.0	242,518	0.9	2012
TD Ameritrade Online Holdings	1	6,036,278	1.0	188,776	0.7	2020
Daiichi Sankyo, Inc.	2	6,015,498	1.0	180,807	0.7	(f)
Credit Suisse (USA), Inc.	1	5,212,307	0.9	153,464	0.6	(g)
Montefiore Medical Center	5	5,021,981	0.8	227,247	0.8	(h)
Merrill Lynch Pierce Fenner	1	5,001,213	0.8	294,189	1.1	2017
IBM Corporation	2	4,991,121	0.8	292,304	1.1	(i)
KPMG, LLP	3	4,887,379	0.8	182,097	0.7	(j)
National Financial Services	1	4,798,621	0.8	112,964	0.4	2012
Bank Of Tokyo-Mitsubishi, Ltd.	1	4,454,970	0.7	137,076	0.5	2029
Allstate Insurance Company	8	4,362,157	0.7	215,922	0.8	(k)
J.H. Cohn, LLP	2	4,335,049	0.7	155,056	0.6	(l)
AT&T Corp.	1	4,137,500	0.7	275,000	1.0	2014
Vonage America, Inc.	1	4,091,500	0.7	350,000	1.3	2017
Morgan Stanley Smith Barney	4	4,088,375	0.7	142,530	0.5	(m)
Arch Insurance Company	1	3,685,118	0.6	106,815	0.4	2024
Morgan Stanley & Co., Inc.	1	3,674,040	0.6	306,170	1.1	2013
American Institute of Certified Public Accountants	1	3,455,040	0.6	142,953	0.5	2012
Oppenheimer & Co., Inc.	1	3,269,465	0.5	118,871	0.4	(n)
E*Trade Financial Corporation	1	3,124,160	0.5	106,573	0.4	2022
Shaw Facilities, Inc.	3	3,071,838	0.5	141,172	0.5	(o)
Dow Jones & Company, Inc.	1	3,057,773	0.5	92,312	0.3	2012
Alpharma, LLC	1	3,009,116	0.5	112,235	0.4	2018
SunAmerica Asset Management	1	2,958,893	0.5	69,621	0.3	2018
United States Life Insurance Co.	1	2,880,000	0.5	180,000	0.7	2013
Tullett Prebon Holdings Corp.	1	2,863,412	0.5	113,041	0.4	(p)
HQ Global Workplaces, LLC	7	2,854,732	0.5	133,209	0.5	(q)
High Point Safety & Insurance	2	2,827,665	0.5	116,889	0.4	2020
Lehman Brothers Holdings, Inc.	1	2,631,235	0.4	74,114	0.3	2012
Regus Business Centre Corp.	2	2,629,598	0.4	79,805	0.3	(r)
Natixis North America, Inc.	1	2,603,297	0.4	89,907	0.3	2021
Connell Foley, LLP	2	2,572,383	0.4	97,822	0.4	2015
AAA Mid-Atlantic, Inc.	2	2,535,780	0.4	129,784	0.5	(s)
New Jersey Turnpike Authority	1	2,530,631	0.4	100,223	0.4	2017
Tradeweb Markets, LLC	1	2,490,140	0.4	64,976	0.2	2017
Movado Group, Inc	1	2,449,828	0.4	90,050	0.3	2018
Lowenstein Sandler, P.C.	1	2,442,255	0.4	98,677	0.4	2017
Savvis Communications Corporation	1	2,430,116	0.4	71,474	0.3	2015
Virgin Mobile USA, LP	1	2,427,776	0.4	93,376	0.3	2016
Sony Music Entertainment	1	2,359,986	0.4	97,653	0.4	2014
UBS Financial Services, Inc.	3	2,349,430	0.4	82,092	0.3	(t)

Total		231,359,211	37.8	9,202,968	34.3

See footnotes on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Significant Tenants

(Continued)

(a)
Annualized base rental revenue is based on actual March 2011 billings times 12.  For leases whose rent commences after April 1, 2011, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)	69,944 square feet expire in 2012; 14,056 square feet expire in 2013; 271,533 square feet expire in 2018; 117,118 square feet expire 2019.
(c)	333,145 square feet expire in 2013; 72,385 square feet expire in 2014; 27,766 square feet expire in 2015.
(d)	145,983 square feet expire in 2011; 249,409 square feet expire in 2024.
(e)
9,901 square feet expire in 2011; 11,216 square feet expire in 2012; 65,438 square feet expire in 2013; 4,879 square feet expire in 2014; 180,729 square feet expire in 2015; 5,950 square feet expire in 2016; 8,241 square feet expire in 2017.

(f)	8,907 square feet expire in 2013; 171,900 square feet expire in 2022.
(g)	71,511 square feet expire in 2011; 81,953 square feet expire in 2012.
(h)
5,850 square feet expire in 2014; 7,200 square feet expire in 2016; 30,872 square feet expire in 2017; 36,385 square feet expire in 2018; 133,763 square feet expire in 2019; 8,600 square feet expire in 2020; 4,577 square feet expire in 2021.

(i)	248,399 square feet expire in 2012; 43,905 square feet expire in 2013.
(j)	82,819 square feet expire in 2012; 53,409 square feet expire in 2019; 45,869 square feet expire in 2020.
(k)
67,510 square feet expire in 2011; 29,005 square feet expire in 2013; 4,456 square feet expire in 2014; 5,348 square feet expire in 2015; 4,014 square feet expire in 2016; 53,983 square feet expire in 2017; 51,606 square feet expire in 2018.

(l)	1,021 square feet expire in 2014; 154,035 square feet expire in 2020.
(m)	26,834 square feet expire in 2014; 29,654 square feet expire in 2015; 63,260 square feet expire in 2016; 22,782 square feet expire in 2018.
(n)	104,008 square feet expire in 2013; 14,863 square feet expire in 2017.
(o)	39,060 square feet expire in 2013; 102,112 square feet expire in 2015.
(p)	12,282 square feet expire in 2011; 100,759 square feet expire in 2023.
(q)
22,064 square feet expire in 2013; 22,279 square feet expire in 2015; 33,649 square feet expire in 2018; 19,485 square feet expire in 2019; 21,008 square feet expire in 2020; 14,724 square feet expire in 2021.

(r)	40,875 square feet expire in 2011; 38,930 square feet expire in 2016.
(s)	9,784 square feet expire in 2017; 120,000 square feet expire in 2022.
(t)	21,554 square feet expire in 2012; 23,373 square feet expire in 2013; 37,165 square feet expire in 2016.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Schedule of Lease Expirations

All Consolidated Properties

The following table sets forth a schedule of lease expirations for the total of the Company’s office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Properties beginning April 1, 2011, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2011 through 2013 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2011 (c)
Northern NJ	82	616,724	2.2	15,491,180	25.12	2.6
Central NJ	44	278,833	1.0	7,075,352	25.37	1.1
Westchester Co., NY	61	266,877	1.0	5,606,563	21.01	0.9
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	38	313,415	1.2	5,859,451	18.70	1.0
Fairfield, CT	8	42,262	0.2	982,532	23.25	0.2
Washington, DC/MD	10	42,245	0.2	1,140,362	26.99	0.2
Rockland Co., NY	3	3,496	(d)	92,417	26.44	(d)
TOTAL – 2011	246	1,563,852	5.8	36,247,857	23.18	6.0

2012
Northern NJ	125	1,466,472	5.5	39,976,861	27.26	6.5
Central NJ	53	355,323	1.3	8,888,160	25.01	1.4
Westchester Co., NY	103	453,373	1.7	9,729,986	21.46	1.6
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	71	486,404	1.8	6,631,839	13.63	1.1
Fairfield, CT	7	13,545	0.1	346,971	25.62	0.1
Washington, DC/MD	21	102,481	0.4	2,857,350	27.88	0.5
Rockland Co., NY	4	9,963	(d)	266,920	26.79	(d)
TOTAL – 2012	384	2,887,561	10.8	68,698,087	23.79	11.2

2013
Northern NJ	98	1,331,793	5.0	29,656,948	22.27	4.8
Central NJ	79	636,885	2.4	14,873,488	23.35	2.4
Westchester Co., NY	111	1,053,009	3.9	19,837,437	18.84	3.2
Manhattan	2	104,008	0.4	2,808,712	27.00	0.5
Sub. Philadelphia	56	308,879	1.2	5,358,603	17.35	0.9
Fairfield, CT	10	79,811	0.3	1,457,484	18.26	0.3
Washington, DC/MD	25	118,864	0.4	3,045,749	25.62	0.5
Rockland Co., NY	3	33,679	0.1	860,867	25.56	0.1
TOTAL – 2013	384	3,666,928	13.7	77,899,288	21.24	12.7

Schedule continued, with footnotes, on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Schedule of Lease Expirations

All Consolidated Properties (continued)

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)		Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2014	322	3,067,655	11.4		67,366,955	21.96	11.0

2015	268	3,217,023	12.0		69,792,290	21.69	11.4

2016	228	2,389,207	8.9		51,982,101	21.76	8.5

2017	143	2,967,725	11.1		69,742,497	23.50	11.4

2018	101	1,772,830	6.6		42,352,284	23.89	6.9

2019	61	1,002,894	3.7		21,219,150	21.16	3.5

2020	51	1,094,512	4.1		24,495,029	22.38	4.0

2021	52	960,652	3.6		23,578,881	24.54	3.9

2022 and thereafter	53	2,227,959	8.3		58,072,623	26.07	9.5
Total/
Weighted Average	2,293	26,818,798	(c) (e)	100.0	611,447,042	22.80	100.0

(a)
Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(b)
Annualized base rental revenue is based on actual March 2011 billings times 12.  For leases whose rent commences after April 1, 2011, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring March 31, 2011 aggregating 144,219 square feet and representing annualized rent of $2,750,653 for which no new leases were signed.
(d)	Represents 0.05% or less.
(e)	Reconciliation to Company’s total net rentable square footage is as follows:

Square Feet
Square footage leased to commercial tenants	26,818,798
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary
service tenants and occupancy adjustments	522,632
Square footage unleased	3,653,349
Total net rentable square footage (does not include land leases)	30,994,779

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Schedule of Lease Expirations

Office Properties

The following table sets forth a schedule of lease expirations for the office properties beginning April 1, 2011, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2011 through 2013 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2011 (c)
Northern NJ	73	554,343	2.4	14,629,920	26.39	2.6
Central NJ	42	275,929	1.2	7,039,717	25.51	1.2
Westchester Co., NY	37	128,257	0.6	3,552,120	27.70	0.7
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	30	211,627	1.0	5,211,083	24.62	1.0
Fairfield Co., CT	7	35,262	0.2	919,532	26.08	0.2
Washington, DC/MD	10	42,245	0.2	1,140,362	26.99	0.2
Rockland Co., NY	3	3,496	(d)	92,417	26.44	(d)
TOTAL – 2011	202	1,251,159	5.6	32,585,151	26.04	5.9

2012
Northern NJ	117	1,402,108	6.3	39,015,899	27.83	7.2
Central NJ	47	317,488	1.5	8,416,010	26.51	1.5
Westchester Co., NY	59	219,402	1.0	5,846,579	26.65	1.1
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	42	184,154	0.8	4,300,602	23.35	0.8
Fairfield Co., CT	7	13,545	0.1	346,971	25.62	0.1
Washington, DC/MD	21	102,481	0.5	2,857,350	27.88	0.5
Rockland Co., NY	4	9,963	(d)	266,920	26.79	(d)
TOTAL – 2012	297	2,249,141	10.2	61,050,331	27.14	11.2

2013
Northern NJ	91	1,261,472	5.8	28,752,056	22.79	5.2
Central NJ	69	515,314	2.4	13,242,463	25.70	2.4
Westchester Co., NY	51	467,091	2.1	10,741,168	23.00	2.0
Manhattan	2	104,008	0.5	2,808,712	27.00	0.5
Sub. Philadelphia	39	182,491	0.8	4,312,674	23.63	0.8
Fairfield Co., CT	6	11,248	(d)	289,903	25.77	(d)
Washington, DC/MD	25	118,864	0.5	3,045,749	25.62	0.6
Rockland Co., NY	3	33,679	0.2	860,867	25.56	0.2
TOTAL – 2013	286	2,694,167	12.3	64,053,592	23.77	11.7

2014	263	2,483,414	11.3	60,197,008	24.24	11.0

2015	222	2,818,640	12.9	64,810,595	22.99	11.9

2016	184	1,925,907	8.8	45,572,735	23.66	8.3

2017	115	2,691,590	12.3	65,801,460	24.45	12.0

2018	70	1,284,351	5.9	36,101,189	28.11	6.6

2019	43	626,911	2.9	15,692,106	25.03	2.9

2020	40	920,964	4.2	22,394,635	24.32	4.1

2021	44	866,090	4.0	22,256,034	25.70	4.1

2022 and thereafter	47	2,102,420	9.6	56,159,625	26.71	10.3
Totals/Weighted Average	1,813	21,914,754 (c)	100.0	546,674,461	24.95	100.0

(a)	Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual March 2011 billings times 12.  For leases whose rent commences after April 1, 2011, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring March 31, 2011 aggregating 60,287 square feet and representing annualized rent of $1,914,128 for which no new leases were signed.
(d)	Represents 0.05% or less.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Schedule of Lease Expirations

Office/Flex Properties

The following table sets forth a schedule of lease expirations for the office/flex properties beginning April 1, 2011, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2011 through 2013 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2011 (c)
Northern NJ	9	62,381	1.3	861,260	13.81	1.3
Central NJ	2	2,904	(d)	35,635	12.27	0.1
Westchester Co., NY	24	138,620	3.1	2,054,443	14.82	3.4
Sub. Philadelphia	8	101,788	2.3	648,368	6.37	1.1
Fairfield Co., CT	1	7,000	0.2	63,000	9.00	0.1
TOTAL – 2011	44	312,693	6.9	3,662,706	11.71	6.0

2012
Northern NJ	8	64,364	1.5	960,962	14.93	1.5
Central NJ	6	37,835	0.8	472,150	12.48	0.8
Westchester Co., NY	44	233,971	5.2	3,883,407	16.60	6.5
Sub. Philadelphia	29	302,250	6.7	2,331,237	7.71	3.9
Fairfield Co., CT	-	-	-	-	-	-
TOTAL – 2012	87	638,420	14.2	7,647,756	11.98	12.7

2013
Northern NJ	7	70,321	1.6	904,892	12.87	1.6
Central NJ	10	121,571	2.7	1,631,025	13.42	2.7
Westchester Co., NY	49	431,613	9.6	7,679,981	17.79	12.8
Sub. Philadelphia	17	126,388	2.8	1,045,929	8.28	1.7
Fairfield Co., CT	4	68,563	1.5	1,167,581	17.03	1.9
TOTAL – 2013	87	818,456	18.2	12,429,408	15.19	20.7

2014	55	544,396	12.1	6,355,629	11.67	10.6

2015	45	370,383	8.2	4,645,695	12.54	7.7

2016	40	432,312	9.6	6,074,160	14.05	10.1

2017	28	276,135	6.1	3,941,037	14.27	6.6

2018	30	353,397	7.8	4,821,095	13.64	8.0

2019	18	375,983	8.3	5,527,044	14.70	9.2

2020	11	173,548	3.9	2,100,394	12.10	3.5

2021	8	94,562	2.1	1,322,847	13.99	2.2

2022 and thereafter	5	117,539	2.6	1,640,998	13.96	2.7
Totals/Weighted
Average	458	4,507,824	(c) 100.0	60,168,769	13.35	100.0

(a)	Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual March 2011 billings times 12.  For leases whose rent commences after April 1, 2011, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. Includes office/flex tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(c)	Includes leases expiring March 31, 2011 aggregating 83,932 square feet and representing annualized rent of $836,525 for which no new leases were signed.
(d)	Represents 0.05% or less.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011

Schedule of Lease Expirations

Industrial/Warehouse Properties

The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning April 1, 2011, assuming that none of the tenants exercise renewal or termination options.  All industrial/warehouse properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2013	11	154,305	40.7	1,416,288	9.18	34.0

2014	3	30,545	8.1	639,318	20.93	15.4

2015	1	28,000	7.4	336,000	12.00	8.1

2016	4	30,988	8.2	335,206	10.82	8.1

2018	1	135,082	35.6	1,430,000	10.59	34.4
Totals/Weighted
Average	20	378,920	100.0	4,156,812	10.97	100.0

(a)	Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual March 2011 billings times 12.  For leases whose rent commences after April 1, 2011, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

Stand-Alone Retail Properties

The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning April 1, 2011, assuming that none of the tenants exercise renewal or termination options.  All stand-alone retail properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2014	1	9,300	53.8	175,000	18.82	39.2

2022 and beyond	1	8,000	46.2	272,000	34.00	60.8
Totals/Weighted
Average	2	17,300	100.0	447,000	25.84	100.0

(a)	Includes stand-alone retail property tenants only.
(b)
Annualized base rental revenue is based on actual March 2011 billings times 12.  For leases whose rent commences after April 1, 2011 annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2011